OCEAN THERMAL ENERGY CORPORATION

SUBSCRIPTION AGREEMENT

This offer and agreement (this “Subscription Agreement”) of the undersigned (“Purchaser”) relates to the purchase of Series A Units of the Company (the “Units”) in connection with the Company’s private offering of up to $3 million worth of Units (the “Offering”). Each Unit consists of a 10% Unsecured $[amount] Note (the “Note”) plus a warrant to purchase [amount] shares of the Company’s Common Stock (the “Warrant”) at an offering price of $[amount] per Unit (the “Offering Price”). The Units, the Notes, the Warrants and the underlying Common Stock are referred to collectively herein as the “Securities.”

1.           Amount of Investment. Purchaser, having received and read in its entirety the Company’s Confidential Private Placement Memorandum dated February 1, 2012, and all supplements and amendments thereof if any (the “PPM”), hereby offers to purchase the number of Units set forth on page 3 for a total purchase price of such number of Units times the Offering Price (the “Subscription Amount”). (For more information regarding the Units, please refer to the PPM.)

2.           Purchaser Representations, Warranties, Covenants and Agreements. Purchaser represents, warrants, covenants and agrees with the Company as follows, as a material inducement to the Company entering into and performing this Subscription Agreement:

2.1           Background Information and Investment Representations. All information that Purchaser has provided to the Company in response to the questions posed by that certain confidential purchaser questionnaire executed by Purchaser on or about the date hereof (the “Purchaser Questionnaire”), including without limitation, information concerning Purchaser’s suitability to invest in the Securities, is complete, accurate and correct as of the date of the signature on the last page of this Subscription Agreement. Purchaser hereby agrees to notify the Company immediately of any material change in any such information occurring prior to the acceptance of this Subscription Agreement.

2.1.1           Enforceability. This Subscription Agreement has been duly executed and delivered by Purchaser and constitutes a valid and legally binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, subject, as to the enforcement of remedies, to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

2.1.2           Effect and Time of Representations. The representations, warranties and agreements made by Purchaser as set forth in this Subscription Agreement are true, and have been complied with, as of the date of the execution of this Subscription Agreement and shall be true, and shall have been complied with, until such time as the subscription is accepted or rejected. If in any respect such representations, warranties or agreements shall not be true, or shall not have been complied with, as of any date set forth in the preceding sentence, Purchaser will promptly give written notice of such fact to the Company and shall specify which representations, warranties or agreements are not true or have not been complied with, along with the reasons therefor. Purchaser acknowledges that the Company has relied and will rely upon Purchaser’s representations, warranties and agreements as set forth in this Subscription Agreement and that all such representations and agreements shall survive the issuance and delivery of the Securities hereunder and shall remain in effect thereafter. Purchaser hereby agrees and acknowledges that this subscription is irrevocable with respect to Purchaser and agrees and acknowledges that the agreements and representations herein set forth shall become effective and binding upon Purchaser and Purchaser’s heirs, legal representatives, successors and assigns upon the Company’s acceptance hereof.

2.2           Execution Authority. If an individual, Purchaser represents and warrants that Purchaser is of majority age under the laws applicable to him or her and under no disability with respect to entering into a contractual relationship with the Company by executing this Subscription Agreement.

Subscription Agreeement	1

3.           Indemnification. Purchaser understands the meaning and legal consequences of the representations, warranties and agreements set forth in this Subscription Agreement and agrees to indemnify and hold harmless the Company, its officers, directors, employees, agents and controlling persons thereof, past, present or future, from and against any and all liabilities, losses, costs, damages and expenses, including costs and reasonable attorneys’ fees, arising out of or related to (i) the resale or other distribution by Purchaser of all or any portion of the Securities in violation of the Securities Act or of any applicable state securities laws, and/or (ii) any breach of any of Purchaser’s representations, warranties or agreements contained in this Subscription Agreement or in any other document provided by Purchaser to the Company in connection with Purchaser’s investment in the Securities.

4.           Offer Irrevocable; Acceptance Procedure. Execution and delivery of this Subscription Agreement shall constitute an irrevocable offer to purchase the number of Securities equal to the Subscription Amount, which offer may be accepted or rejected by the Company. Deposit of checks or of funds into an account shall not constitute acceptance of a subscription. The Company will determine in its sole discretion whether to accept this subscription for Securities for all or any portion of the Units applied for or whether to reject this subscription in its entirety. In the event that the Company rejects all or a portion of the requested subscription offer, the Company will refund to Purchaser all, or the appropriate portion of, the amount remitted with this Subscription Agreement. The Company, in its sole discretion, will decide which subscription offers (or portions thereof) to accept, and all appropriate refunds will be mailed, no later than two weeks following the earlier of the closing, termination or expiration of the Offering. If for any reason this Subscription Agreement has been executed and delivered without payment in full and the Company accepts such subscription and notifies Purchaser of the date of the closing of the Offering, Purchaser agrees to provide payment in full for all units subscribed for hereunder within days of the date of such notice.

IMPORTANT: TWO COPIES OF THIS SUBSCRIPTION AGREEMENT, MUST BE RECEIVED BY THE COMPANY BY 5 P.M., EASTERN TIME, ON OR BEFORE MARCH 31, 2012, UNLESS EXTENDED BY THE COMPANY (the “Offering Expiration Date”). WE URGE YOU TO REMIT PROMPTLY SINCE THE OFFERING MAY CLOSE PRIOR TO THE OFFERING EXPIRATION DATE.

PLEASE MAIL TWO COPIES OF THIS SUBSCRIPTION AGREEMENT TO:

Edward M. Baer
Chief Financial Officer and Treasurer
Ocean Thermal Energy Corporation
800 South Queen Street
Lancaster, PA 17603-5818
United States of America

Payment may only be made by check or funds payable to “Ocean Thermal Energy Corporation”:

Subscriptions are irrevocable. Funds delivered by a subscriber in connection with their Subscription Application will not be returned to a subscriber for any reason, in the Company’s sole discretion, unless the Company rejects a subscriber’s subscription, and in the event of rejection, only the portion of the funds that represent the portion of the subscription rejected will be returned, without any accrued interest.

The subscription price will be deemed to have been received only upon receipt of collected funds, in the full amount of the subscription price. If paying by uncertified personal check, funds paid thereby may take at least five business days or more to clear. Accordingly, a subscriber who wishes to pay the subscription price by means of uncertified personal check is urged to make payment sufficiently in advance of the Offering Expiration Date or any earlier termination date to ensure that the subscriber’s check is received and clears by the Offering Expiration Date and is urged to consider an alternative means of payment, such as by means of certified or cashier’s check, money order or wire transfer of funds.

5.           Entire Agreement. Except as otherwise expressly stated herein, this Subscription Agreement and Purchaser Questionnaire constitute the entire agreement between Purchaser and the Company with respect to the subject matter hereof, and supersedes all prior or contemporaneous understandings or agreements, whether oral or written, This Subscription Agreement can only be amended by a writing signed by both Purchaser and the Company, except as provided herein with respect to rejection of this Subscription Agreement by the Company.

Subscription Agreeement	2

6.           Notice to Residents of All States: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OFFICE OF THRIFT SUPERVISION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE PPM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

7.           Title. Title to the Securities being purchased is to be held in the name or names as printed immediately below (Please print or type exact name(s) the certificates should be issued in): _____________

8.           Residency. My primary state of residence (for a natural person) or the state where the principal executive office is located (for an entity) is: ______________________________

[This may be different from the address below and is important for the Company to confirm compliance with applicable securities laws.]

Number of Units Subscribed: _____________

Total Purchase Price (Number of Units Subscribed times the purchase price per Unit of $[amount]) (“Subscription Amount”): _____________

The form of ownership of the Securities being purchased is as follows (circle one):

1.1
Separate Property (one party must sign) but in community property states, if the Purchaser is married, then his (her) spouse must sign and submit the Consent of Spouse form attached hereto as Attachment A;

1.2	Joint Tenants (all must sign and please describe relationship);
1.3	Tenants in Common (all parties must sign);
1.4	Community Property (both husband and wife must sign);
1.5           Other, e.g., custodian, trustee, etc. Describe fully:
_______________________________________
_______________________________________
_______________________________________

Name and Address of Purchaser for mailing notices and certificates:
_______________________________________
_______________________________________
_______________________________________

Federal Tax ID Number or Social Security Number: _________________

PLEASE RETURN TWO COPIES OF THIS SUBSCRIPTION AGREEMENT TO THE COMPANY AND RETAIN THE ONE COPY FOR YOUR RECORDS

Subscription Agreeement	3

IN WITNESS WHEREOF, the undersigned has executed and entered into this Subscription Agreement on behalf of Purchaser.

If Units to be held jointly by more than one owner, all joint owners should sign this Subscription Agreement below. Each of the undersigned has executed this Subscription Agreement and returned two hereof to the Company at the address set forth above, accompanied by payment in full in the manner set forth above. Each of the undersigned understands that all information submitted on this Subscription Agreement will be treated confidentially.

Signature:	Date:

Print Name:

Title:

Signature:	Date:

Print Name:

Title:

Subscription Agreement Accepted by Ocean Thermal Energy Corporation:

Signature:	Date:

Print Name:

Title:

Subscription Agreeement	4

ATTACHMENT A

CONSENT OF SPOUSE

(For purchasers in community property states, which are currently
Alaska, Arizona, California, Idaho, Louisiana, Nevada,
New Mexico, Texas, Washington and Wisconsin)

I, _______________________________________________________________________________________,	spouse of	______________________________________________________________________________________
[print name]		[print name]

have read and hereby approve of the Ocean Thermal Energy Corporation Subscription Agreement (the “Subscription Agreement”), which my spouse has signed and to which this Consent of Spouse is attached. I hereby appoint my spouse as my attorney-in-fact with respect to the exercise of any rights related to a purchase of any Common Stock and agree to be bound by the provisions of the Subscription Agreement, the Confidential Private Placement Memorandum of Ocean Thermal Energy Corporation dated February 1, 2012, and all Exhibits thereto (“Memorandum”), and any other documents related to the purchase of any such Common Stock (collectively, the “Purchase Documents”) insofar as I may have any rights in said Purchase Documents or any property or interest subject thereto under the community property laws of the State of __________________ or similar laws relating to marital property in effect in the state of our residence as of the date of signing of the Subscription Agreement and/or the Purchase Documents.

Dated: _______________________, 20____
[signature]

Subscription Agreeement	5

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW (COLLECTIVELY, “SECURITIES LAWS”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER: (1) AN EFFECTIVE REGISTRATION STATEMENT FOR THE NOTE UNDER THE SECURITIES LAWS; OR (2) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER OF THE NOTE IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER SHOWING THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES LAWS DUE TO AN EXEMPTION FROM THEIR REGISTRATION REQUIREMENTS.

OCEAN THERMAL ENERGY CORPORATION
SERIES A 10% UNSECURED NOTE

$[amount]	[issuance date], 2012
NOTE # __________

OCEAN THERMAL ENERGY CORPORATION, a Delaware corporation (“OTE”), for value received, hereby promises to pay to [name of holder] (“Holder”), its successors and assigns, the principal sum of [NOTE AMOUNT] DOLLARS ($[note amount]), with interest on the unpaid principal amount of this Note from time to time outstanding, computed on the basis of a 365-day year for the actual number of days elapsed, at the fixed annual rate of ten percent (10%).

1.
This Note is issued pursuant to OTE’s Confidential Private Placement Memorandum dated [February/April] 1, 2012 regarding the offering of Series A Units of OTE, each consisting of a $[amount] 10% Unsecured Note and a warrant to purchase [amount] shares of the common stock of OTE (the “Offering”).

2.
The principal sum shall bear interest; commencing on the date hereof to and including the date it is repaid in full, at a rate of ten percent (10%) per annum. OTE will pay interest only on the outstanding principal balance of this Note, at the foregoing rate, quarterly. in arrears beginning on the last business day of each of August, November, February and May commencing on [date] and continuing until all amounts owing under this Note, including principal and accrued interest thereon, have been paid in full. This Note shall mature on [date], whereupon the entire unpaid principal amount of this Note shall be due and payable in full.

3.
All cash payments on or in respect of this Note, including principal and interest thereon, shall be made in such coin and currency of the United States as at the time of payment is legal tender for the payment of public and private debts, by wire transfer pursuant to written wire transfer instructions given by Holder to OTE from time to time or, at Holder’s option, in such manner and at such other place in the United States as Holder shall designate to OTE in writing. Such designation shall be provided in writing to OTE no later than ten (10) business days before any payment on the Note is due.

4.	This Note is subject to optional prepayment by OTE without penalty.

5.	Any of the following is an Event of Default, entitling Holder to demand immediate payment of the entire unpaid principal balance of this Note and any accrued interest thereon:

a.
OTE’s failure to make an interest or principal payment that is due and payable for a period of ten (10) business days following its receipt of written notice from Holder that it has not made such payment.

b.
OTE becomes insolvent, admits in writing its inability to pay its debts as they become due, makes an assignment for the benefit of creditors, commences proceedings for its dissolution, or applies for or consents to the appointment of a trustee, liquidator, or receiver for its or for a substantial part of its property or business.

Series A 10% Unsecured Note	1

c.
A trustee, liquidator or receiver is appointed for OTE or for a substantial part of its property or business without its consent and such appointment is not discharged within sixty (60) days thereafter,

d.	A governmental agency or court of competent jurisdiction assumes custody or control of the whole or a substantial portion of the properties or assets of OTE.

e.
Any money judgment, writ or note of attachment, or similar process in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate is entered against OTE or any of its properties or assets and OTE has not taken appropriate steps within fifteen (15) days of its entry to arrange for payment or to have the process vacated, bonded or stayed.

f.
Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors are instituted by OTE or against OTE and are either not dismissed within sixty (60) days thereafter or OTE by any action or answer approves of, consents to or acquiesces in any such proceedings or admits the material allegations of or defaults in answering a petition filed in any such proceeding.

g.	A sale of all or substantially all of the outstanding capital shares or assets of OTE.

6.	Notices shall be made by any means by which delivery is verified to the following:

If to Holder:
___________________
___________________
___________________

If to OTE:

800 South Queen Street
Lancaster, PA 17603
Attn: Jeremy P. Feakins, Chairman and CEO

7.	This Note shall be binding upon OTE, its successors and permitted assigns, and shall inure to the benefit of the OTE, its successors and assigns.

8.	This Note is a contract made under and governed by, and shall be construed and enforced in accordance with, the laws of the State of Pennsylvania, without regard to conflict of laws principles.

OCEAN THERMAL ENERGY CORPORATION

By: /s/ authorized officer

Series A 10% Unsecured Note	2

FORM OF WARRANT

WARRANT TO PURCHASE SHARES OF COMMON STOCK
OF
OCEAN THERMAL ENERGY CORPORATION

THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF WITHOUT AN EFFECTIVE REGISTRATION THEREOF OR AN OPINION OF COUNSEL THAT IS DELIVERED TO AND SATISFACTORY TO OCEAN THERMAL ENERGY CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

OCEAN THERMAL ENERGY CORPORATION (the “Company”) certifies that the Holder hereof has the right to purchase from the Company a number of duly authorized, validly issued, fully paid and non-assessable shares of the Company’s Common Stock, no par value (“Common Stock”), at the Exercise Price, during the Exercise Term and subject to the terms and conditions provided below.

Holder agrees that this Warrant is issued and all rights hereunder are held subject to all of the terms and conditions set forth herein.

Holder

[holder name] or any subsequent Holder (collectively, “Holder”).

Date of Issuance

[date of issuance]

Number of Shares of Common Stock

[number] shares of the Company’s Common Stock, no par value.

Exercise Price

$3.00 per share.

Term of Warrant

This Warrant is valid from its Date of Issuance through the close of business (Eastern Time) on May 31, 2017 (the “Expiration Date”).

Exercise Term

This Warrant may be exercised at any time during the Term of this Warrant.

Method of Exercise

1.
Manner of Exercise. Holder may exercise this Warrant for a number of full shares of Common Stock covered by this Warrant by sending all of the following to the Company at its offices located at c/o 800 South Queen Street, Lancaster, Pennsylvania 17603, United States of America:

a.           This Warrant.
b.           A completed Exercise Form (see attachment).
c.           The full Exercise Price for each share of Common Stock for which this Warrant is exercised.

Warrant	1

2.	Date of Exercise. The date of exercise shall be the date on which the Company receives the Warrant, the completed Exercise Form and the full Exercise Price.

3.
Cancellation of Warrant. The Company will cancel this Warrant upon exercise. If this Warrant is not exercised in full, the Company will issue to Holder a new Warrant containing terms identical to this Warrant for any unexercised portion of this Warrant.

4.	Delivery of Shares. The Company will deliver to Holder the number of shares that Holder purchased upon such exercise as soon as practicable after the date of exercise.

5.
Shareholder of Record. The Company shall deem the person(s) to whom it is to deliver shares from the exercise of this Warrant to be the shareholder(s) of record of such shares as of the date of exercise irrespective of the date of delivery of such shares.

Payment of Exercise Price

The Exercise Price may be paid made by tender of United States currency in the form of cash, certified check, cashier’s check, wire transfer or a combination thereof.

Anti-Dilution Provisions

1.
Recapitalization, Reclassification Stock Dividend or Stock Split. If the Company effects a recapitalization, reclassification, stock dividend, stock split or other similar transaction where its shares of Common Stock are changed into or become exchangeable for a larger or smaller number of shares, the number of shares of Common Stock and the Exercise Price of this Warrant shall be changed in direct proportion thereto.

2.
Notice of Corporate Change. In the event of a merger, consolidation, exchange of shares, recapitalization, reorganization or similar event where shares of Company Common Stock will be changed into a different number of shares or another class of securities or other assets of the Company or another entity or there will be a sale of all or substantially all the Company’s assets (“Corporate Change”), the Company will give Holder thirty days prior notice and an opportunity to exercise this Warrant in that period.

Reservation of Shares

The Company shall reserve a sufficient number of duly authorized and unissued shares of Common Stock for exercise of this Warrant, and such shares will be free of all taxes, liens and charges created by or through the Company.

Restrictions on Transfer of Warrant and Shares

1.
Registration or Exemption Required. This Warrant has been issued and the shares of Common Stock issuable hereunder will be issued in a transaction exempt from the registration requirements of the Act and applicable state securities laws. Therefore, they may not be sold, transferred, or otherwise disposed of in any manner except pursuant to an effective registration statement or an exemption from the registration requirements.

2.	Restrictive Legend. The shares issuable hereunder shall be imprinted with a legend in substantially the same form as appears on this Warrant.

3.
Warranty of Holder. Holder represents and warrants to the Company that Holder’s acquisition of this Warrant and the shares of Common Stock issuable hereunder are solely for Holder’s own account and not as a nominee for any other party, that the acquisition is for investment purposes only and that Holder will not offer, sell, transfer or otherwise dispose of this Warrant or any shares issuable hereunder except pursuant to an effective registration statement or an exemption from registration under the Act and applicable state securities laws.

Limitation

This Warrant confers rights and obligations only upon the Company and Holder and upon no other person or entity.

Warrant	2

Governing Law

Pennsylvania law governs all matters related to this Warrant without regard to conflict of laws principles.

Loss of Warrant

If this Warrant is lost, stolen, destroyed or mutilated, the Company will reissue a Warrant on the same applicable terms after its receipt of (a) satisfactory evidence of the loss, theft, destruction or mutilation of this Warrant and (b) either indemnity or security reasonably satisfactory to the Company in the case of loss, theft or destruction, or this Warrant in the case of mutilation.

Costs

Holder shall pay all costs associated with the exercise or transfer of this Warrant including, without limitation, reasonable attorney’s fees incurred by the Company.

Notice

1.
Holder shall send all notices to the Company by certified or registered mail return receipt requested postage prepaid, and addressed to Ocean Thermal Energy Corporation, c/o 800 South Queen Street, Lancaster, Pennsylvania 17603, United States of America.

2.
The Company shall send all notices to Holder by certified or registered mail return receipt requested, postage prepaid, and addressed to Holder’s address set forth below, provided that Holder may designate another address for notices in writing to the Company:

Name and address
_________________________
_________________________
_________________________

IN WITNESS WHEREOF, the undersigned has executed this Warrant.

OCEAN THERMAL ENERGY CORPORATION

By: /s/ authorized officer

Warrant	3

WARRANT EXERCISE FORM

TO: Ocean Thermal Energy Corporation

The undersigned hereby irrevocably exercises the right to purchase __________ shares of Common Stock, no par value, of Ocean Thermal Energy Corporation (the “Company”).

Enclosed is the original Warrant issued by the Company entitling the undersigned to such exercise.

Enclosed in full payment of the total Exercise Price of $__________ for __________ shares at $3.00 per share.

The undersigned requests that the Company issue stock certificates for __________ shares to the following:

Holder

Name and address
_________________________
_________________________
_________________________

The undersigned understands that the purchased shares have not been registered under the Securities Act of 1933, as amended (the “Act”) or any state securities law (the “Securities Laws”), and are therefore restricted securities which may not be sold, transferred, or otherwise disposed unless the shares are registered in accordance the Securities Laws or the undersigned has delivered an opinion of counsel satisfactory to the Company that the shares are exempt from registration under the Securities Laws.

Date: __________

Holder Signature: ________________________________________

Print name and address:
________________________________________
________________________________________
________________________________________

Warrant	4

Series A Notes and Warrants
Name	Note Amount	Note Issuance	# of Warrants	Exercise Price	Warrant Issuance	Expiration

Lori Townsend	$ 50,000.00	03/26/12	50,000	$3.00	03/31/12	03/31/17
Michael Baer	$ 50,000.00	03/27/12	50,000	$3.00	03/31/12	03/31/17
Steven Triantafyllou	$ 100,000.00	03/07/12	100,000	$3.00	03/07/12	03/31/17
Gergory Orloff	$ 100,000.00	03/07/12	100,000	$3.00	03/31/12	03/31/17
James Bergdoll (B&B Enterprises)	$ 25,000.00	03/14/12	25,000	$3.00	03/31/12	03/31/17
R. Elliot Katherman (Sundazed)	$ 25,000.00	03/07/12	25,000	$3.00	03/31/12	03/31/17
Sunny & Jon Corbin	$ 50,000.00	04/01/12	50,000	$3.00	05/11/12	03/31/17
John Briggs	$ 25,000.00	04/24/12	25,000	$3.00	04/24/12	03/31/17
Jeremy Feakins	$ 200,000.00	04/16/12	200,000	$3.00	04/16/12	03/31/17
Edward Baer	$ 100,000.00	04/13/12	100,000	$3.00	04/13/12	03/31/17
James Greenberg	$ 100,000.00	04/16/12	100,000	$3.00	04/16/12	03/31/17
Charles Baer	$ 100,000.00	04/01/12	100,000	$3.00	05/29/12	03/31/17
James Bernieri	$ 50,000.00	06/29/12	50,000	$3.00	06/29/12	03/31/17
John Senft	$ 50,000.00	04/01/12	50,000	$3.00	09/04/12	03/31/17
Essam El-Magrabi	$ 50,000.00	7/6/2012	50,000	$3.00	07/06/12	03/31/17

	$ 1,075,000.00		1,075,000

Schedule